SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 2, 2003

Date of Report (Date of earliest event reported)

QUINTON CARDIOLOGY SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

California	000-49755	94-3300396

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, Washington	98021

(Address of Principal Executive Offices)	(Zip Code)

(425) 402-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4

Item 2.       Acquisition or Disposition of Assets.

On December 23, 2002, Quinton Cardiology Systems, Inc. (“Quinton”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Spacelabs Medical, Inc., a California corporation (“Spacelabs”), Spacelabs Burdick, Inc., a Delaware corporation (“Burdick”), and Datex-Ohmeda, Inc., a Delaware corporation, to purchase from Spacelabs all of the outstanding shares of capital stock of Burdick, its wholly owned subsidiary (the “Acquisition”). Burdick is a leading supplier of electrocardiograph carts, Holter monitors and cardiology information systems to U.S. physicians' offices. The Acquisition became effective on January 2, 2003.

The consideration for the Acquisition was cash of $24,000,000, subject to certain holdback and post-closing adjustment provisions. The purchase price was determined by arms-length negotiations between the parties. Quinton funded approximately $20,000,000 of the purchase price with proceeds remaining from its May 2002 initial public offering. The remainder of the purchase price was funded through a credit facility with Silicon Valley Bank.

The foregoing summary is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable to provide the financial statements required by this item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than March 18, 2003.

(b)	Pro Forma Financial Information.

As of the date of filing of this Current Report on Form 8-K, it is impracticable to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than March 18, 2003.

(c)	Exhibits.

2.1	Stock Purchase Agreement dated December 23, 2002 by and among Spacelabs Medical, Inc., Spacelabs Burdick, Inc., Quinton Cardiology Systems, Inc. and Datex-Ohmeda, Inc. (Any omitted exhibits or schedules to Exhibit 2.1 will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.2*	Technology Cross-License Agreement by and between Spacelabs Medical, Inc. and Spacelabs Burdick, Inc. (Exhibit A to the Stock Purchase Agreement filed as Exhibit 2.1; any omitted schedules to Exhibit 2.2 will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.3*	ABPM Private Label Distribution Agreement by and between Spacelabs Medical, Inc. and Spacelabs Burdick, Inc. (Exhibit B to the Stock Purchase Agreement filed as Exhibit 2.1; any omitted schedules to Exhibit 2.3 will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.4*	Sales and Marketing Cooperation Agreement by and among Spacelabs Medical, Inc., Spacelabs Burdick, Inc. and Quinton Cardiology Systems, Inc. (Exhibit C to the Stock Purchase Agreement filed as Exhibit 2.1; any omitted schedules to Exhibit 2.4 will be furnished supplementally to the Securities and Exchange Commission upon request.)

*	The Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTON CARDIOLOGY SYSTEMS, INC.

By: /s/ MICHAEL K. MATYSIK
Michael K. Matysik
Senior Vice President and Chief Financial Officer
Dated: January 17, 2003

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Stock Purchase Agreement dated December 23, 2002 by and among Spacelabs Medical, Inc., Spacelabs Burdick, Inc., Quinton Cardiology Systems, Inc. and Datex-Ohmeda, Inc. (Any omitted exhibits or schedules to Exhibit 2.1 will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.2*	Technology Cross-License Agreement by and between Spacelabs Medical, Inc. and Spacelabs Burdick, Inc. (Exhibit A to the Stock Purchase Agreement filed as Exhibit 2.1; any omitted schedules to Exhibit 2.2 will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.3*	ABPM Private Label Distribution Agreement by and between Spacelabs Medical, Inc. and Spacelabs Burdick, Inc. (Exhibit B to the Stock Purchase Agreement filed as Exhibit 2.1; any omitted schedules to Exhibit 2.3 will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.4*	Sales and Marketing Cooperation Agreement by and among Spacelabs Medical, Inc., Spacelabs Burdick, Inc. and Quinton Cardiology Systems, Inc. (Exhibit C to the Stock Purchase Agreement filed as Exhibit 2.1; any omitted schedules to Exhibit 2.4 will be furnished supplementally to the Securities and Exchange Commission upon request.)

*	The Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.